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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 14, 1999
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

The exhibits listed in Item 7 below are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits

                    1.1 Distribution Agreement, dated May 14, 1999, among Doral Financial Corporation, Merrill Lynch & Co. and Bear, Stearns & Co. Inc.

                    4.1 Indenture, dated May 14, 1999, between Doral Financial Corporation and Bankers Trust Company, as trustee, pertaining to the senior debt securities.

                    4.3 Indenture, dated May 14, 1999, between Doral Financial Corporation and Bankers Trust Company, as trustee, pertaining to the subordinated debt securities.

                     99 Administrative Procedures governing Fixed and Floating Rate Medium-Term Notes, Series A, dated as of May 14, 1999.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Ricardo Melendez
                                                 -----------------------------
                                                         Ricardo Melendez
                                                       Vice President and
                                                    Chief Accounting Officer



Date: May 20, 1999





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